Exhibit 10.9

MSO HOLDINGS, INC.
2004 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase shares of the Common Stock of MSO Holdings, Inc., a Delaware corporation (the “Company”):

Name of Participant:

Number of Shares:

Type of Option:

Per-Share Exercise Price:

Date of Grant:

Vesting Commencement Date:

Date Exercisable:

Expiration Date:

By your signature below, and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Company’s 2004 Equity Incentive Plan and the Stock Option Agreement, both of which are attached hereto and made a part of this document.

Date:	By:

Participant:

Address:

MSO Holdings, Inc.
a Delaware corporation

By:
Print Name:
Print Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

MSO HOLDINGS, INC.
2004 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.             Signature on Notice of Stock Option Agreement.  You cannot exercise this Option unless you first sign this Agreement in the place provided Notice of Stock Option Grant to which this Stock Option Agreement is attached (the “Notice of Stock Option Grant”), and return it to the Secretary of MSO Holdings, Inc., a Delaware corporation (the “Company”) before the close of business on the twentieth (20th) day after the Date of Grant.  If you fail to do so, this Option will terminate and be of no effect.  However, your signing and delivering the Notice of Stock Option Grant will not bind you to purchase any of the shares subject to this Option.  Your signing and delivering of the Notice of Stock Option Grant will, however, bind you to the terms and conditions of this Stock Option Agreement and the Company’s 2004 Equity Incentive Plan (the “Plan”) pursuant to which your Option has been granted.  Capitalized terms utilized herein and not otherwise defined herein shall have the definitions (if any) ascribed to such terms in the Plan.  The terms of the Plan are hereby incorporated by this reference.

2.             Grant of Option.  Upon the terms and conditions set forth in the Notice of Stock Option Grant, this Agreement and the Plan, the Company grants to the Participant on the Date of Grant the Option to purchase at the Exercise Price the number of Shares, in each case, as are set forth in the Notice of Stock Option Grant.  Such Exercise Price is agreed to be at least equal to 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 5.4 of the Plan applies).  This Option is intended to be an ISO or Nonstatutory Option, as provided in the Notice of Stock Option Grant.  Even if this Option is designated in the Notice of Stock Option Grant as an ISO, it shall be deemed to be a Nonstatutory Option to the extent required pursuant to Section 422(d) of the Code (relating to the $100,000 per year limitation for ISOs).

3.             Right to Exercise.  Except as otherwise provided hereunder or in the Plan, all or part of the vested portion of this Option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.  Notwithstanding any other provision hereunder or in the Plan, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

4.             Method of Exercising Option.

(a)           Notice and Payment – General.  This Option may be exercised by delivering to the Secretary of the Company payment in full in an amount equal to the Exercise Price for the number of shares being purchased in cash, certified or cashier’s check, personal bank check or the equivalent thereof acceptable to the Company, together with a written notice in the form attached as Exhibit ”B” to this Agreement or such other form satisfactory to the Company, signed by you specifying the number of shares you then desire to purchase and the time of delivery thereof, which shall not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice.

(b)           Alternative Forms of Payment.  The Company may, in its sole discretion, agree to allow you to make payment of the Exercise Price in any one of the following forms:

(i)            by delivery and surrender to the Company by you, in a form satisfactory to the Committee and with a fair market value equal to the exercise price, of other stock of the Company owned by you for more than six (6) months, paid for within the meaning of SEC Rule 144, and free and clear of all liens, claims or encumbrances;

(ii)           by your delivery of a full recourse promissory note with such term, recourse, interest, security, and redemption provisions as the Committee determines appropriate; provided, however, that if you are not an Employee or Director, you will not be entitled to purchase shares with a promissory note unless the note is adequately secured by collateral other than the shares; and provided, further, that the portion of the exercise price or purchase price, as the case may be, equal to the par value of the shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law;

(iii)         by your surrender, in such form as is satisfactory to the Committee in its sole and absolute discretion, of the right to purchase that number of shares under this Option with a fair market value equal to the exercise price; or

(iv)          by your waiver of compensation due or accrued from the Company for services rendered.

The Company shall be under no obligation to allow you to use any of these alternative forms of payment of the purchase price.  Furthermore, the Company may place additional conditions upon your use of these methods of payment of the Exercise Price if it believes, in its sole discretion, that it is in the best interests of the Company to do so.

(c)           Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of this Option.

(d)           Securities Laws Restrictions.  The Company has granted you this Option pursuant to an exemption from the registration requirements of the Securities Act of 1933 (the “Act”) set forth in Rule 701 (the “Rule”) promulgated under the Act by the Securities and Exchange Commission (the “SEC”), and it is anticipated that the exemption contained in that Rule will apply to your exercise of this Option.  If for any reason that Rule or a successor thereto is not available to the exercise of this Option, this Option may not be exercised unless a registration statement under the Act is in effect with respect to the shares issuable upon exercise of this Option or, if in the opinion of counsel to the Company, another exemption to the registration requirements is available.  The availability of any exemption to the registration requirements may be conditioned, among other things, upon the Company’s receipt of written representations from you regarding your investment experience, your receipt of financial and other information regarding the Company, and representations from you that you will not resell or otherwise dispose of the shares you are acquiring other than in accordance with Rule 144 promulgated under the Act by the SEC.  If an exemption to the registration requirements is not available, the Company shall be under no obligation to register the shares you may receive under the Act.  As a result, it is possible that you may not be able to exercise this Option when you desire to do so.

(e)           Withholding.  If you incur a tax liability in connection with this Option, the Company may, in its discretion, allow you to satisfy federal and state tax withholding requirements by having the Company withhold from the shares to be issued to you upon exercise of this Option that number of shares with a fair market value equal to the amount of tax to be withheld.  The value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is ascertained.  You must make this election in writing on or before the date that the amount of tax is determined and you may not revoke this election after you make it.  If the Company decides not to allow you to satisfy your withholding obligations in this manner, the Company may require you as a condition to your exercise of this Option to pay in cash or cash equivalent to the Company the amount of your withholding obligations on or before the date that payment of withholding taxes is due.

5.             Nontransferability of Option.  This Option shall not be transferable except as set forth in Section 10 of the Plan.  Any purported transfer or assignment of this Option shall be void and of no effect, and shall give the Company the right to terminate this Option as of the date of such purported transfer or assignment.

6.             Termination of Service.  Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)           If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee.  Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

(b)           If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee.  Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c)           If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

7.             Adjustment of Shares.

(a)           General.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in (i) the number of Shares covered by this Option, and (ii) the Exercise Price.

(b)           Change in Control.  In the event of a Change in Control, (i) this Option may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on the Participant; (ii) the successor or acquiring corporation may substitute an equivalent Option or provide substantially similar consideration, shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to this Option immediately prior to such Change in Control; or (iii) the Board of Directors, in its sole discretion, may provide for the acceleration of vesting of the unvested portion of this Option prior to such Change in Control.  In the event of the occurrence of any Change in Control, this Option will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

(c)           Reservation of Rights.  Except as provided in this Section 7, the Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to this Option.

8.             Restrictions on Sales under Securities Laws.

(a)           Federal Securities Laws.  The shares which are issuable upon the exercise of this Option have not been registered under the Securities Act.  As a consequence, you will not be able to sell, pledge or otherwise transfer these shares unless they are registered under the Securities Act or unless the sale complies with the requirements of SEC Rule 701 or SEC Rule 144 or, in the opinion of counsel to the Company, another exemption to the registration requirements is available to the transaction.  You should be aware that your ability to sell, pledge or otherwise transfer these shares may be subject to substantial restrictions under the Securities Act and the rules of the SEC.  No sale, pledge or other transfer of these shares will be allowed unless you are able to demonstrate to the satisfaction of the Company that the proposed transfer complies with the Securities Act and the rules of the SEC.  If you wish for information on whether a proposed transfer may violate these restrictions, you should contact the Secretary of the Company or your own counsel.

(b)           State Securities Laws.  The shares issuable upon the exercise of this Option have not been registered or qualified under the securities laws of any other state.  If the securities laws of any other state require that the Company place limitations on the transferability of these shares, these shares may not be transferred unless you are able to demonstrate to the satisfaction of the Company that the proposed transfer complies with that state’s law.

9.             Restrictive Legends.  The Company may place restrictive legends on the certificate or certificates representing the shares issued upon exercise of this Option, including any restrictions on transfer under federal and applicable state securities laws.  Upon the request of the Company, you shall promptly provide the Company with any and all certificates representing shares acquired upon exercise of this Option in order to allow the Company to attach applicable legends.  Unless the Company determines otherwise, the legends which may be placed on the certificate or certificates representing the shares may include, but are not limited to, the following:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THESE SHARES MAY NOT BE SOLD, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES OR THE COMPANY RECEIVES EVIDENCE REASONABLY SATISFACTORY TO IT THAT THE SALE, HYPOTHECATION, ASSIGNMENT OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENT OF THE ACT.

10.          Market Standoff Agreement.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you agree that you shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any Option or other contract for the purchase of, purchase any Option or other contract for the sale of, or otherwise dispose of or transfer or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company and the Company’ s underwriters.  Such restriction (the “Market Standoff”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters.  In no event, however, shall such period exceed 180 days.

11.          Investment Intent.  You hereby represent to the Company and agree that the Option is being acquired for investment and not with a view to the sale or distribution thereof and that any Shares to be acquired upon exercise of this Option will also be acquired for investment and not with a view to the sale or distribution thereof.

12.          Taxes.  It is hereby acknowledged and agreed that the Company has not provided you with any tax advice or any assurances regarding the tax consequences of this Option or the exercise thereof.  It is further acknowledged and agreed that the Company has urged you to consult with your own tax advisor regarding such tax consequences, including, but not limited to, any requirements that must be met in the event this Option is intended to constitute an ISO, the advisability and time period for the filing of a Section 83(b) election with the Internal Revenue Service upon exercise of this Option, or otherwise.

13.          Not an Employment Contract.  This Agreement shall not be deemed to be an agreement to employ you for a specific term or to limit in any way the right of the Company to terminate your employment at any time with or without Cause.

14.          Entire Agreement.  This document, the Notice of Stock Option Grant, the Plan and all attachments to this document contain the entire agreement between you and the Company with respect to the subject matter contained herein and supersede in their entirety any previous or contemporaneous agreements, whether oral or written, with respect to that subject matter.

15.          No Waiver or Amendment.  This Agreement may not be amended or modified except with the signed, written consent of the parties to such amendment or modification.  No right shall be deemed waived without the written consent of the party charged with waiving such right.  The Company may at any time terminate or amend the Plan; provided, however, that no such termination or amendment may adversely affect your rights under this Agreement.

16.          Certain Repurchase Rights.  Following any termination of your Service with the Company (and/or any parent or subsidiary company of the Company) for any reason, with or without cause, and without limitation upon any of the other provisions of this Agreement, the Company shall have the right (but not the obligation) to repurchase all or any portion of your Shares acquired pursuant to exercise of this Option (the “Purchase Option”).  The Purchase Option shall be exercised, if at all, any time, in whole or in part, within forty-five (45) days of the expiration of your Options in accordance with Section 6 above by provision of written notice to you or your legal representative within such time.  The purchase price for any Shares to be repurchased by the Company upon exercise of the Purchase Option shall be an amount equal to the greater of the Fair Market Value of such Shares (as defined in the Plan) as of the date of such termination of service, or aggregate Exercise Price paid in cash by you for such Shares upon exercise of this Option.  The purchase price payable by the Company upon exercise of the Purchase Option shall be payable in cash within thirty (30) days of the Company’s election of exercise of such Purchase Option.

17.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, exclusive of its conflicts of laws provisions.  Any arbitration under this Agreement, however, or any dispute regarding the right to arbitration shall be governed by the Federal Arbitration Act (9 U.S.C. § 1 et seq).

18.          Notices.  All notices to be given under this Agreement shall be in writing and delivered either personally or by first class mail, postage prepaid, to the addresses set forth below the signatures of each party to the Agreement or to such other address as the party designates in writing to the other party.

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EXHIBIT A

VESTING SCHEDULE

A.

A-1

EXHIBIT B

Date:            , 20

To:	MSO Holdings, Inc.
Attention: Corporate Secretary

Dear Sir or Madam:

I am hereby providing you with notice that I am exercising my Option to purchase (          ) shares of Common Stock at a price of $0.    per share, pursuant to the Incentive Stock Option Agreement between myself and MSO Holdings, Inc. under the MSO Holdings, Inc. 2004 Equity Incentive Plan.  I enclose payment in full for the purchase price of the Common Stock.

In making my decision to exercise my Option, I hereby represent that I have received sufficient information regarding the Company to make an informed decision as to whether to make this investment in the Company.  I further represent that I am purchasing these shares for investment and not with a view toward their resale.  I understand that these shares are restricted securities as defined in Rule 144 of the Securities and Exchange Commission and that such rule places significant restrictions on my ability to resell these shares.

Please issue the certificate representing the shares as follows:

Registered Owner:

Social Security No.:

Address:

I hereby agree that the foregoing is true and correct of my own knowledge.

Sincerely,

By:

Participant:

B-1